UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2021 (July 28, 2021)

Reservoir Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Varick Street 9th Floor New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 675-0541

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RSVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	RSVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On July 28, 2021, Reservoir Media, Inc. (formerly known as Roth CH Acquisition II Co., a Delaware corporation, “ROCC”), a Delaware corporation (“RMI”), consummated its previously announced acquisition of Reservoir Holdings, Inc., a Delaware corporation (“Reservoir Holdings”), pursuant to the agreement and plan of merger, dated as of April 14, 2021 (the “Merger Agreement”), by and among ROCC, Roth CH II Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ROCC (“Merger Sub”), and Reservoir Holdings. In connection with the consummation of the transactions contemplated by the Merger Agreement, Merger Sub was merged with and into Reservoir Holdings and, as a result, the separate corporate existence of Merger Sub ceased and Reservoir Holdings survived the merger as a wholly-owned subsidiary of ROCC (the “Business Combination”). In addition, in connection with the consummation of the Business Combination, “Roth CH Acquisition II Co.” was renamed “Reservoir Media, Inc.”

On July 28, 2021, RMI filed (i) a Current Report on Form 8-K under Items 1.01, 2.01, 2.03, 3.02, 3.03, 5.01, 5.02, 5.06 and 9.01 of the Current Report on Form 8-K and (ii) a Current Report on Form 8-K/A under Items 5.03, 8.01 and 9.01 of the Current Report on Form 8-K, in each case, to report the consummation of the Business Combination and related matters (together, the “Original Report”). This Current Report on Form 8-K/A is being filed to further amend the Original Report to provide (x) certain historical unaudited financial information of Reservoir Holdings as of June 30, 2021 and March 31, 2021 and for the three months ended June 30, 2021 and June 30, 2020 under Item 9.01(a) of the Current Report on Form 8-K and (y) management’s discussion and analysis of financial condition and results of operations of Reservoir Holdings, Inc. as of and for the three months ended June 30, 2021.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Original Report.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The condensed consolidated balance sheets as of June 30, 2021 and March 31, 2021 and the condensed consolidated statements of income, the condensed consolidated statements of comprehensive income, the condensed consolidated statements of shareholders’ equity and the condensed consolidated statements of cash flows, in each case, for the three months ended June 30, 2021 and June 30, 2020 of Reservoir Holdings are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	The condensed consolidated balance sheets as of June 30, 2021 and March 31, 2021 and the condensed consolidated statements of income, the condensed consolidated statements of comprehensive income, the condensed consolidated statements of shareholders’ equity and the condensed consolidated statements of cash flows, in each case, for the three months ended June 30, 2021 and June 30, 2020 of Reservoir Holdings, Inc.
99.2	Management’s discussion and analysis of financial condition and results of operations of Reservoir Holdings, Inc. as of and for the three months ended June 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESERVOIR MEDIA, INC.

Date: August 16, 2021
	By:	/s/ Golnar Khosrowshahi
Name: Golnar Khosrowshahi
Title: Chief Executive Officer